                                                                    Exhibit 10.1

                                   $55,000,000

                        MERISTAR HOSPITALITY CORPORATION

                    8 3/4% Senior Subordinated Notes due 2007


                               PURCHASE AGREEMENT

                                                                  March 11, 1999
Lehman Brothers Inc.
Bear, Stearns &Co. Inc.
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York 10285

Ladies and Gentlemen:

                  MeriStar Hospitality Corporation, a Maryland corporation (the "Company"), proposes to sell to you (the "Initial Purchasers") $55,000,000 principal amount of 8 3/4% Senior Subordinated Notes due 2007 (the "Notes"). The Notes will be issued pursuant to an Indenture to be dated as of March 18, 1999 (the "Indenture"), between the Company and IBJ Schroder Bank & Trust Company, as trustee (the "Trustee"). This is to confirm the agreement concerning the purchase of the Notes from the Company by the Initial Purchasers.

                  The Notes will be offered without being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on exemptions therefrom.

                  In connection with the sale of the Notes, the Company has prepared a preliminary offering memorandum (the "Preliminary Memorandum") and will prepare a final offering memorandum (the "Memorandum") setting forth or including a description of the terms of the Notes, the terms of the offering, a description of the Company and any material developments relating to the Company occurring after the date of the most recent financial statements included therein.



1. Representations, Warranties and Agreements of the Company. The Company represents and warrants to, and agrees with the Initial Purchasers that as of the date hereof:

          (a) The Memorandum at the date hereof, does not, and at the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 1(a) do not apply to statements or omissions in the Memorandum based upon information furnished to the Company in writing by or on behalf of the Initial Purchasers expressly for use therein. Reference herein to the Memorandum shall be deemed to refer to and include the

     1998 Form 10-K and any other document filed by the Company under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which is incorporated in the Memorandum by reference.

          (b) It is not required by applicable law or regulation in connection with the offer, sale and delivery of the Notes to you in the manner contemplated by this Agreement to register the Notes under the Securities Act or to qualify the Indenture in respect of the Notes under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

          (c) The Company and each of its Significant Subsidiaries (as defined in Section 14) have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, save where the failure to be so qualified would not reasonably be expected to have a material adverse effect on the business or property of the Company and its subsidiaries taken as a whole, and each has all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged.

          (d) The Company has an authorized capitalization as set forth in the 1998 Form 10-K, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; all of the issued shares of capital stock, partnership interests or limited liability membership interests, as the case may, be of each Significant Subsidiary of the Company have been duly and validly authorized and issued and (except for partnership interests of general partners and except to the extent the limited liability company agreements governing the respective limited liability companies provide otherwise) are fully paid and non-assessable and (except for partnership interests in MeriStar Hospitality Operating Partnership, L.P. owned by third parties) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

          (e) The Indenture has been duly authorized and, when duly executed and delivered by the proper officers of the Company (assuming due execution and delivery by the Trustee) and delivered by the Company, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance or transfer, reorganization, liquidation, moratorium or other similar laws affecting the rights and remedies of creditors generally and except as may be subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

          (f) This Agreement has been duly authorized, executed and delivered by the Company and the Registration Rights Agreement has been duly authorized and will be duly delivered and executed by the Company. Upon due execution and delivery of the Registration Rights Agreement by the Company, the Registration Rights Agreement will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance or transfer, reorganization, liquidation, moratorium or other similar laws affecting the rights and remedies of creditors generally and except as may be subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and except as rights to indemnity and contribution thereunder may be limited by applicable law and public policy.

          (g) Except where it would not reasonably be expected to have a material adverse effect on the consolidated financial position, stockholder's equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole, (i) the execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Indenture and the Notes, and the consummation by the Company of the transactions contemplated herein (the "Transactions") will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which the Company or any of its Significant Subsidiaries is bound or to which any of the properties or assets of the Company or any of its Significant Subsidiaries is subject,
     (ii) nor will such actions result in any violation of the provisions of the charter or by-laws or the limited partnership agreement or other constituent document of the Company or any of its Significant Subsidiaries or any statute or order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, any of its Significant Subsidiaries or any of their properties or assets; and (iii) except for such consents, approvals, authorizations, registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the Notes by the Initial Purchasers, and except for registration of the Exchange Offer (as defined in the Registration Rights Agreement) under the Securities Act and applicable state securities laws, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the Transactions.

          (h) Neither the Company nor any of its Significant Subsidiaries has sustained, since the date of the latest financial statements included or incorporated by reference in the Memorandum, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Memorandum; and, since such date, there has not been any change in the capital stock or long-term debt of the Company or any of its Significant Subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management financial position, stockholders' equity or results of operations of the

     Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Memorandum.

          (i) The financial statements (including the related notes and supporting schedules) included in the Memorandum present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

          (j) KPMG LLP, who have certified certain financial statements of the Company, whose report is included in the Memorandum and who have delivered the initial letter referred to in Section 7(d) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations during the periods covered by the financial statements on which they reported contained in the Memorandum.

          (k) There are no legal or governmental proceedings pending to which the Company or any of its Significant Subsidiaries is a party or of which any property or asset of the Company or any of its Significant Subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, could be expected to have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others that is required to be disclosed in the Memorandum which is not so disclosed.

          (l) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which is required to be disclosed in the Memorandum which is not so disclosed.

          (m) (i) Since the date as of which information is given in the Memorandum through the date hereof, and except as may otherwise be disclosed in the Memorandum, the Company has not issued or granted any securities, other than in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants, or in connection with a dividend reinvestment or stock purchase plan, incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business or entered into any transaction not in the ordinary course of business and (ii) since the date of the Memorandum the Company has not declared or paid any dividend on its capital stock.

          (n) Neither the Company nor any of its Significant Subsidiaries (i) is in violation of its charter or by-laws or limited partnership agreement or other constituent document, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject except where it would not reasonably be expected to have a material adverse effect on the consolidated financial position, stockholder's equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole, or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its properties or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its properties or assets or to the conduct of its business except where it would not reasonably be expected to have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole.

          (o) Neither the Company nor any Significant Subsidiary is an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder.

          (p) Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act, an "Affiliate") has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Notes in a manner that would require the registration under the Securities Act of the Notes or (ii) engaged in any form of general solicitation or general advertising in connection with the offering of the Notes (as those terms are used in Regulation D under the Securities Act), or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

          (q) The execution and delivery of the Notes and the Exchange Notes (as defined in the Memorandum) have been duly authorized by all necessary corporate action of the Company, and the Notes and the Exchange Notes, when executed and authenticated in accordance with the provisions of the Indenture and paid for in accordance with the Purchase Agreement, will constitute the valid, binding and enforceable obligations of the Company, entitled to the benefits of the Indenture, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance or transfer, reorganization, liquidation, moratorium or other similar laws affecting the rights and remedies of creditors generally and except as may be subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

          (r) The Company (including American General Hospitality Corporation as predecessor to the Company for all periods through the date of the merger of CapStar Hotel Company into American General Hospitality Corporation but excluding CapStar Hotel Company for any periods on or prior to the date of such merger) is organized and has conducted its business and operations for each of its taxable years ended December 31, 1996, December 31, 1997 and December 31, 1998 in conformity with the requirements for qualification as a real estate investment trust (a "REIT") under the Internal Revenue Code of 1986, as amended (the "Code"), and commencing with its taxable year ending December 31, 1999, the Company is organized and has conducted its business and operations in conformity with the requirements for qualification as a REIT under the Code and its proposed method of operation will enable it to continue to meet the requirements for taxation as a REIT under the Code.

         2. Purchase of the Notes by the Initial Purchasers. (a) On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company agrees to sell to the several Initial Purchasers and each of the Initial Purchasers, severally and not jointly, agrees to purchase from the Company, the respective principal amount of the Notes set forth opposite such Initial Purchaser's name below at a purchase price equal to 93.125% of the principal amount of such Notes:

       Initial Purchaser                      Principal Amount of the Notes
       -----------------                      -----------------------------


       Lehman Brothers Inc.                            $49,500,000
       Bear, Stearns & Co. Inc.                          5,500,000
                                                       -----------
                Total                                  $55,000,000
                                                       ===========


                  (b) The Company shall not be obligated to deliver any of the Notes, except upon payment for all of the Notes to be purchased as hereinafter provided.

         3. Sale and Resale of the Notes by the Initial Purchasers. (a) You have advised the Company that you severally, and not jointly, propose to offer the Notes for resale upon the terms and conditions set forth in this Agreement and in the Memorandum. Each Initial Purchaser hereby represents and warrants to, and agrees with, the Company that it (i) is purchasing the Notes pursuant to a private sale exempt from registration under the Securities Act, (ii) will not solicit offers for, or offer or sell, the Notes by means of any form of general solicitation or general advertising or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act, and (iii) will solicit offers for the Notes only from, and will offer, sell or deliver the Notes, as part of their initial offering, only to (A) in the case of offers inside the United States, (1) persons whom such Initial Purchaser reasonably believes to be qualified institutional buyers ("Qualified Institutional Buyers") as defined in Rule 144A under the Securities Act, as such rule may be amended from time to time ("Rule 144A") or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to such Initial Purchaser that each such account is a Qualified Institutional Buyer, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A or (2) institutional accredited investors ("Accredited Investors") as defined in Rule 501(a)(1), (2), (3) or (7) under Regulation D who execute letters of representation in the form included as Appendix A to the Memorandum in private sales exempt from registration under the Securities Act and (B) in the case of offers outside the United States, to persons other than U.S. persons (as defined in Regulation S) in accordance with Rule 903 of Regulation S.

                  (b) In connection with the transactions described in subsection (a)(iii)(B) of this Section 3, each Initial Purchaser has offered and sold the Notes, and will offer and sell the Notes, (i) as part of such Initial Purchaser's distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date (the "Restricted Period"), only in accordance with Rule 903 of Regulation S. Accordingly, each Initial Purchaser represents and agrees that, with respect to the transactions described in subsection (a)(iii)(B) of this Section 3, neither it, nor any of its Affiliates, nor any person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Notes, and that it and they have complied and will comply with the offering restrictions requirements of Regulation S. Each Initial Purchaser agrees that, at or prior to the confirmation of sale of the Notes pursuant to subsection (a)(iii)(B) of this
Section 3, it shall have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Notes from such Initial Purchaser during the Restricted Period a confirmation or notice to substantially the following effect:

                  "THE SECURITIES COVERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS (I) AS PART OF THEIR DISTRIBUTION AT ANY TIME OR (II) OTHERWISE UNTIL 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND THE TIME OF DELIVERY OF THE SECURITIES, EXCEPT IN EITHER CASE IN ACCORDANCE WITH REGULATION S OR RULE 144A UNDER THE SECURITIES ACT. THE TERMS USED ABOVE HAVE THE MEANING GIVEN TO THEM BY REGULATION S."

                  (c) (i) You have not offered or sold and, prior to the completion of the six months from the Closing Date, will not offer or sell any Notes to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) you have complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by you in relation to the Notes in, from or otherwise involving the United Kingdom and (iii) you have only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issuance of the Notes to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investments Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on.

         4. Delivery of and Payment for the Notes. (a)Payment of the purchase price for, and delivery of, the Notes shall be made at the offices of Simpson Thacher & Bartlett, New York, New York or at such other place as shall be agreed upon by the Company and you, at 9:30 a.m. (New York time), on March 18, 1999 or at such other time or date as you and the Company shall determine (such date and time of payment and delivery being herein called the "Closing Date").

         (b) On the Closing Date, payment shall be made to the Company in immediately available funds by wire transfer to such account or accounts as the Company shall specify prior to the Closing Date or by such means as the parties hereto shall agree prior to the Closing Date against delivery to you of the certificates evidencing the Notes. Upon delivery, the Notes shall be registered in such names and in such denominations as the Initial Purchasers shall request in writing not less than two full business days prior to the Closing Date. For the purpose of expediting the checking and packaging of certificates evidencing the Notes, the Company agrees to make such certificates available for inspection not later than 2:00 P.M. on the business day at least 24 hours prior to the Closing Date.

         5. Further Agreements of the Company. The Company further agrees:

               (a) To furnish to you, without charge, during the period referred to in paragraph (c) below, as many copies of the Memorandum and any supplements and amendments thereto as you may reasonably request.

               (b) Prior to making any amendment or supplement to the Memorandum other than by filing documents under the Exchange Act which are incorporated by reference therein, the Company shall furnish a copy thereof to the Initial Purchasers and counsel to the Initial Purchasers and will not effect any such amendment or supplement to which the Initial Purchasers shall reasonably object by notice to the Company after a reasonable period to review, which shall not in any case be longer than three business days after receipt of such copy.

               (c) If, at any time prior to completion of the distribution of the Notes by you to purchasers, any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for you or counsel for the Company, to amend or supplement the Memorandum in order that the Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances existing at the time it is delivered to a purchaser, or if it is necessary to amend or supplement the Memorandum to comply with applicable law, to promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission so that the Memorandum, as so amended or supplemented, will comply with applicable law and to furnish you such number of copies as you may reasonably request.

               (d) So long as the Notes are outstanding and are "Restricted Securities" within the meaning of Rule 144(a)(3) under the Securities Act during any period in which it is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, to furnish to holders of the Notes and prospective purchasers of Notes designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

               (e) For a period of five years following the date of the Memorandum, to furnish to the Initial Purchasers copies of all materials furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange upon which the Notes may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder.

               (f) Promptly from time to time to take such action as the Initial Purchasers may reasonably request to qualify the Notes for offering and sale under the securities laws of such jurisdictions as the Initial Purchasers may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Notes.

               (g) Not to offer, sell, contract to sell or otherwise dispose of any additional securities of the Company substantially similar to the Notes or any securities convertible into or exchangeable for or that represent the right to receive any such similar securities, without the consent (which consent shall not be unreasonably withheld) of the Initial Purchasers during the period beginning from the date of this Agreement and continuing for 180 days following the Closing Date.

               (h) To use its best efforts to permit the Notes to be designated Private Offerings, Resales and Trading through Automated Linkages Market ("PORTAL") securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL Market and to permit the Notes to be eligible for clearance and settlement through The Depository Trust Company (the "DTC").

               (i) Except following the effectiveness of the Registration Statement (as defined in the Registration Rights Agreement), not to, and will cause its affiliates not to, solicit any offer to buy or offer to sell the Notes by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

               (j) Not to, and will cause its affiliates not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) in a transaction that could be integrated with the sale of the Notes in a manner that would require the registration under the Securities Act of the Notes.

               (k) To take such steps as shall be necessary to ensure that neither the Company nor any subsidiary of the Company shall become an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

               (l) Except as otherwise expressly permitted by its articles of incorporation or by-laws, to continue to conduct its operations in a manner that will meet the requirements to qualify as a REIT under the Code and that will not subject it to registration as an "investment company" under the Investment Company Act.

         6. Expenses. The Company agrees to pay the costs incident to the authorization, issuance, sale and delivery of the Notes and any taxes payable in that connection; the costs incident to the printing or other production of the Memorandum and any amendments or supplements thereto; the costs of distributing the Memorandum and any amendments or supplements thereto; the fees and expenses of qualifying the Notes under the securities laws of the several jurisdictions, including the fees and expenses of Simpson Thacher & Bartlett, as provided in
Section 5(f); any fees charged by securities rating services for rating the Notes; all fees and expenses, if any, incurred in connection with the admission of such Notes for trading in PORTAL; the fees and expenses of the Trustee; and all other costs and expenses incident to the performance of the obligations of the Company.

         7. Conditions to the Initial Purchasers' Obligations. The obligations of the Initial Purchasers hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its respective obligations hereunder, and to each of the following additional terms and conditions:

               (a) No Initial Purchaser shall have discovered and disclosed to the Company on or prior to the Closing Date that the Memorandum or any amendment or supplement thereto contains any untrue statement of a fact which, in the opinion of Simpson Thacher & Bartlett, counsel for the Initial Purchasers, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

               (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Indenture, the Notes, the Memorandum, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all respects to counsel for the Initial Purchasers, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

               (c) Paul, Weiss, Rifkind, Wharton & Garrison shall have furnished to the Initial Purchasers their written opinion, as counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, to the effect set forth in Exhibit A hereto and to such further effect as counsel to the Initial Purchasers may reasonably request.

               (d) You shall have received on the Closing Date a letter, dated the date hereof and the Closing Date, as the case may be, in form and substance satisfactory to you, from KPMG LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information, including the financial information contained or incorporated by reference in the Memorandum as identified by you, including, without limitation, its written opinion to the effect that commencing with its taxable year ended December 31, 1996, the Company has been organized and operated in a manner that has enabled it to qualify as a REIT under Sections 856 through 860 of the Code, and that the Company's proposed method of operation will enable it to continue to so qualify.

               (e) The Company shall have furnished to the Initial Purchasers a certificate, dated the Closing Date, of the Chairman of the Board, President or a Vice President of the Company and the Treasurer or Chief Financial Officer stating that:

                    (i) The representations, warranties and agreements of the
               Company in Section 1 are true and correct in all material respects as of the Closing Date and the Company has complied with all its agreements contained herein; and

                    (ii) They have carefully examined the Memorandum and, in
               their opinion (A) the Memorandum, as of its date, did not include any untrue statement of a material fact and did not omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (B) since the date of the Memorandum no event has occurred which should have been set forth in a supplement or amendment to the Memorandum.

               (f)(i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Memorandum any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Memorandum or since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Memorandum, the effect of which, in any such case described in clause
          (i) or (ii), is, in the judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Notes on the terms and in the manner contemplated in the Memorandum.

               (g) Subsequent to the execution and delivery of this Agreement no downgrading shall have occurred in the rating accorded the Notes by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Notes.

               (h) The Initial Purchasers shall have received the Registration Rights Agreement in the form substantially identical to the Registration Rights Agreement dated August 14, 1997 executed by the Company.

               (i) The Initial Purchasers shall have received from Simpson Thacher & Bartlett, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date, with respect to such matters as the Initial Purchasers may reasonably require, and the Company shall have furnished to such counsel such documents and information as they may reasonably request for the purpose of enabling them to pass upon such matters.

         All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

         8. Indemnification and Contribution.

         (a) The Company shall indemnify and hold harmless each Initial Purchaser, its officers and employees and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Notes), to which such Initial Purchaser, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained (A) in the Preliminary Memorandum, the Memorandum or in any amendment or supplement thereto, or (B) in any Blue Sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Notes under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"), the omission or alleged omission to state in the Preliminary Memorandum, the Memorandum or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading or
(iii) any act or failure to act, or any alleged act or failure to act, by any Initial Purchaser in connection with, or relating in any manner to, the Notes or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable in the case of any matter covered by this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such act or failure to act undertaken or omitted to be taken by such Initial Purchaser through its gross negligence or wilful misconduct), and shall reimburse each Initial Purchaser and each officer, employee and controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Initial Purchaser, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Memorandum, the Memorandum or in any such amendment or supplement, or in any Blue Sky Application in reliance upon and in conformity with the written information furnished to the Company by or on behalf of any Initial Purchaser specifically for inclusion therein and described in Section 8(e) and provided further that as to the Preliminary Memorandum or Memorandum this indemnity agreement shall not inure to the benefit of any Initial Purchaser, its officers and employees and each person or controlling person, if any, that on account of any loss, claim, damage, liability or action arising from the sale of Notes to any person by that Initial Purchaser if that Initial Purchaser failed to send or give a copy of the Memorandum, as the same may be amended or supplemented, to that person, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in the Preliminary Memorandum was corrected in the Memorandum, or a supplement or amendment thereto, as the case may be. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Initial Purchaser or to any officer, employee or controlling person of that Initial Purchaser.

         (b) Each Initial Purchaser, severally and not jointly, shall indemnify and hold harmless the Company, its officers and employees, each of its directors and the Trustee, and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company, any such director or officer, or the Trustee or any controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained (A) in the Preliminary Memorandum, the Memorandum or in any amendment or supplement thereto, or (B) in any Blue Sky Application or the omission or alleged omission to state in the Preliminary Memorandum, the Memorandum or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the written information furnished to the Company or the Trustee by or on behalf of that Initial Purchaser specifically for inclusion therein and described in Section 8(e), and shall reimburse the Company and any such director or officer, or any such Trustee, or controlling person for any legal or other expenses reasonably incurred by the Company or any such director or officer, or any such Trustee, or any controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Initial Purchaser may otherwise have to the Company or any such director or officer, or any such Trustee, or any controlling person.

         (c) Promptly after receipt by an indemnified party under this Section of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section , notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section . If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and its respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the indemnified party against the indemnifying party under this Section if, in the reasonable judgment of the indemnified party, it is advisable for the indemnified party and those officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the indemnifying party. It is understood that the indemnifying party shall not be liable for the fees and expenses of more than one separate firm (in addition to local counsel in each jurisdiction) for all indemnified parties in connection with any proceeding or related proceedings. Each indemnified party, as a condition of the indemnity agreements contained in Sections 8(a) and 8(b), shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss of liability by reason of such settlement or judgment.

         (d) If the indemnification provided for in this Section shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other from the offering of the Notes or if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Initial Purchasers on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes purchased under this Agreement (before deducting expenses) received by the Company on the one hand, and the total underwriting commissions received by the Initial Purchasers with respect to the Notes purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Notes under this Agreement, in each case as set forth in the table on the cover page of the Memorandum. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Initial Purchasers, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Notes sold and distributed by it were offered to the purchasers exceeds the amount of any damages which such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute as provided in this Section 8(d) are several in proportion to their respective purchase obligations and not joint.

         (e) The Initial Purchasers severally confirm that the statements with respect to the offering of the Notes set forth in the bottom paragraph on the cover page of, the legend concerning stabilization and over-allotment on the inside front cover page of, and the sixth, ninth and eleventh paragraphs under the caption "Plan of Distribution" relating to stabilization and over-allotment in, the Preliminary Memorandum and the Memorandum are correct and constitute the only information furnished in writing to the Company by or on behalf of the Initial Purchasers specifically for inclusion in the Memorandum.

         9. Termination. The obligations of the Initial Purchasers hereunder may be terminated by it by notice given to and received by the Company prior to delivery of and payment for the Notes if, prior to that time, trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, a banking moratorium shall have been declared by Federal or New York State authorities, the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Initial Purchasers, impracticable or inadvisable to proceed with the offering or delivery of the Notes on the terms and in the manner contemplated in the Memorandum.

         10. Reimbursement of Initial Purchasers' Expenses. If the sale of Notes provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 7 hereof is not satisfied, because of any termination pursuant to Section 9 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Initial Purchasers, the Company shall reimburse the Initial Purchasers for the reasonable fees and expenses of its counsel and for such other out-of-pocket expenses as shall have been incurred by it in connection with this Agreement and the proposed purchase of the Notes, and upon demand the Company shall pay the full amount thereof to the Initial Purchasers.

         11. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

               (a) if to the Initial Purchasers, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention: Syndicate Department (Fax: 212-528-8822);

               (b) if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Memorandum, Attention: Chief Financial Officer (Fax:
          202-965-4445).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

         12. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (x) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the officers and employees of the Initial Purchasers and the person or persons, if any, who control each Initial Purchaser within the meaning of Section 15 of the Securities Act and (y) the indemnity agreement of the Initial Purchasers contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of directors, officers and employees of the Company and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 12, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

         13. Survival. The respective indemnities, representations, warranties and agreements of the Company and the Initial Purchasers contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Notes and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

         14. Definition of the Terms "Business Day" and "Significant Subsidiary". For purposes of this Agreement, "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and "Significant Subsidiary" has the meaning set forth in Rule 1-02 of Regulation S-X.

         15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York.

         16. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

         17. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

         If the foregoing correctly sets forth the agreement between the Company and the Initial Purchasers, please indicate your acceptance in the space provided for that purpose below.




                                        Very truly yours,

                                        MERISTAR HOSPITALITY CORPORATION



                                        By: /s/ John Emery
                                            -----------------------
                                            Name:   John Emery
                                            Title:  Chief Financial Officer







Accepted:

LEHMAN BROTHERS INC.
BEAR, STEARNS & CO. INC.


         By LEHMAN BROTHERS INC.


         By: /s/ Robert Redmond
             ---------------------------
             Name:   Robert Redmond
             Title:  Managing Director

                                                                       EXHIBIT A


                               FORM OF OPINION OF
                         COMPANY COUNSEL TO BE DELIVERED
                            PURSUANT TO SECTION 7(c)


         (i) The Company and MeriStar Hospitality Operating Partnership, L.P. have been duly formed and are validly existing as corporations or limited partnerships, as the case may be, in good standing under the laws of their respective jurisdictions of organization, and have all corporate or partnership, as the case may be, power and authority necessary to own or hold their respective properties and conduct the businesses in which they are engaged as described in the Memorandum;

         (ii) The Company has an authorized capitalization as set forth in the Memorandum, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable; and all of the issued shares of capital stock or partnership interests, as the case may be, of MeriStar Hospitality Operating Partnership, L.P. have been duly and validly authorized and issued and (except for partnership interests of general partners) are fully paid, non-assessable and (except for partnership interests in MeriStar Hospitality Operating Partnership, L.P. owned by third parties) are owned directly or indirectly by the Company, to such counsel's knowledge free and clear of all liens, encumbrances, or claims;

         (iii) To the best of such counsel's knowledge, based solely on a review of such counsel's internal litigation docket, and other than as set forth in the Memorandum, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which could reasonably be expected to have a Material Adverse Effect; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

         (iv) The Memorandum and any further amendments or supplements thereto made by the Company prior to the Closing Date (other than the financial statements and related schedules and statistical data therein, as to which such counsel need express no opinion) appear on their face to be responsive in all material respects to the requirements of the Securities Act and the Rules and Regulations;

         (v) To the best of such counsel's knowledge, there are no contracts or other documents which are required to be described in the Memorandum which have not been so described;

         (vi) The execution and delivery of the Notes and the Exchange Notes have been duly authorized by all necessary corporate action of the Company, and the Notes and the

Exchange Notes, when executed and authenticated in accordance with the provisions of the Indenture and paid for in accordance with the Purchase Agreement, will constitute the valid, binding and enforceable obligations of the Company, entitled to the benefits of the Indenture, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance or transfer, reorganization, liquidation, moratorium or other similar laws affecting the rights and remedies of creditors generally and except as may be subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

         (vii) Each of the Purchase Agreement and the Registration Rights Agreement has been duly authorized, executed and delivered by the Company and the Registration Rights Agreement constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance or transfer, reorganization, liquidation, moratorium or other similar laws affecting the rights and remedies of creditors generally and except as may be subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and except as rights to indemnity and contribution thereunder may be limited by applicable law and public policy, and except that no opinion is expressed as to the enforceability of the choice of law provision thereof;

         (viii) The Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, executing and delivery thereof by the Trustee, constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance or transfer, reorganization, liquidation, moratorium or other similar laws affecting the rights and remedies of creditors generally and except as may be subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

         (ix) The issue and sale of the Notes being delivered on the Closing Date by the Company, the issue and sale of the Exchange Notes, the compliance by the Company with all of the provisions of this Agreement, the Registration Rights Agreement and the Indenture and the consummation of the transactions contemplated hereby and thereby, will not conflict with or result in a material breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject which breach is reasonably likely to have a Material Adverse Effect, nor will such actions result in any violation of the provisions of the charter, by-laws, limited partnership agreement or constituent document of the Company or any of its Significant Subsidiaries or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body of the United States, the State of New York or established pursuant to the Delaware Corporation Law having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; except for the registration of the Exchange Offer (as defined in the Registration Rights Agreement) under the Securities Act and for such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Notes by the Initial Purchasers and the Exchange Offer, no consent approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby;

         (x) Neither the Company nor any of its subsidiaries is an "investment company" as such term is defined in the Investment Company Act of 1940, as amended; and

         (xi) The statements under the captions "Certain Relationships and Related Transactions" in the Company's latest proxy statement and "Description of Notes" in the Memorandum, insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein are accurate in all material respects.

                  In rendering such opinion, such counsel may (i) state that their opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the State of New York, the Delaware Revised Uniform Limited Partnership Act and the Maryland Corporation Law and that such counsel is not admitted in the State of Delaware and that with respect to the law of Maryland it is relying solely on the opinion of Ballard, Spahr & Ingersoll. Such counsel shall also have furnished to the Initial Purchasers a written statement, addressed to the Initial Purchasers and dated such Closing Date, in form and substance satisfactory to the Initial Purchasers, to the effect that (x) such counsel have participated in the preparation of the Memorandum, such counsel have participated in conferences with certain officers of the Company, the independent public accountants of the Company and other representatives of the Company, at which the contents of the Memorandum and related matters were discussed, and (y) based on such participation, no facts have come to the attention of such counsel which lead them to believe that the Memorandum (except for financial statements, schedules and other statistical data included therein or omitted therefrom, as to which such counsel need make no statement), as of the date thereof, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or that the Memorandum (except for financial statements, schedules and other statistical data included therein or omitted therefrom, as to which such counsel need make no statement) contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Memorandum except for the statements made in the Memorandum under the caption "Description of Notes" insofar as such statements concern legal matters.